SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: April 23, 1999
(Date of earliest event reported)

Commission File No. 333-61785

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Sale and Servicing Agreement, dated as of April 1, 1999, relating to the Empire Funding Home Loan Owner Trust 1999-1, Home Loan Asset Backed Notes, Series 1999-1)

                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV

        Delaware                                         06-1204982
--------------------------------------------------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)

1285 Avenue of the Americas
New York, New York                                         10019
--------------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)

                                 (212) 713-2000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, including area code)

--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5. Other Events

                  Attached as an exhibit are certain Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on March 9, 1995 to the Public Securities Association) prepared by PaineWebber Incorporated, which are hereby filed pursuant to such letter.

ITEM 7. Financial Statements and Exhibits

      (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.             Description
-----------             -----------

     (99) Collateral Term Sheets prepared by PaineWebber Incorporated in connection with Empire Funding Home Loan Owner Trust 1999-1, Home Loan Asset Backed Notes, Series 1999-1

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PAINEWEBBER MORTGAGE ACCEPTANCE
                                        CORPORATION IV

April 26, 1999

                                        By: /s/ Barbara J. Dawson
                                           -------------------------------------
                                            Barbara J. Dawson
                                            Senior Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

(99)                    Collateral Term Sheets                          E
                        prepared by PaineWebber
                        Incorporated in connection
                        with Empire Funding Home
                        Loan Owner Trust 1999-1,
                        Home Loan Asset Backed
                        Notes, Series 1999-1